EX-23.c







                             MCGLADREY & PULLEN
                Certified Public Accountants and Consultants








                       CONSENT OF INDEPENDENT AUDITORS



     We consent to the incorporation by reference in Registration Statement No. 33-32529 on Form S-8 of Interstate Power Company of our report dated February 22, 1994, appearing in the Annual Report on Form 11-K of Interstate Power Company for the year ended
     December 31, 1993.




                                        /s/  McGladrey & Pullen




     March 14, 1994